JOHCM INTERNATIONAL SELECT FUND
                         CLASS I SHARES (TICKER: JOHIX)
                         CLASS II SHARES (TICKER: JOHAX)
                         A SERIES OF DUNDEEWEALTH FUNDS
                       (FORMERLY BHR INSTITUTIONAL FUNDS)

SUMMARY PROSPECTUS

January 31, 2010

Before you invest, you may want to review the Fund's prospectus ("Prospectus"), which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.dundeewealthus.com/en/Fund-Investors/Legal-Documents.asp. You can also get this information at no cost by calling 1-888-572-0968 or by sending an e-mail request to inquiries@dundeewealthus.com. The Fund's Prospectus, dated January 31, 2010, and the Fund's Statement of Additional Information ("SAI"), dated January 31, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective: The investment objective of the JOHCM International Select Fund (the "Fund") is to seek long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you pay if you buy and hold Fund shares.

----------------------------------------------------------------------------------------------------------------
                                                             Class I Shares              Class II Shares
----------------------------------------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your
investment)
----------------------------------------------------------------------------------------------------------------
Redemption Fee (charged on any redemption or                      2.00%                       2.00%
exchange within 90 days of purchase)
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that you
pay each year as a percentage of the value of your
investment)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                   0.85%                       0.85%
----------------------------------------------------------------------------------------------------------------
Other Expenses(1)                                                 3.34%                       3.59%
----------------------------------------------------------------------------------------------------------------
         Shareholder Servicing Fee                                0.00%                       0.25%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                              4.19%                       4.44%
----------------------------------------------------------------------------------------------------------------
Fee Waivers and Reimbursements(2)                                (3.10)%                     (3.10)%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee Waiver             1.09%                       1.34%
----------------------------------------------------------------------------------------------------------------

(1) "Other Expenses" are based on estimated amounts for the current fiscal year.

(2) The Investment Adviser (the "Adviser") has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 1.09% for Class I Shares and 1.34% for Class II Shares until July 31, 2012. If, during this period, it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements to the extent that such a recapture does not cause the fees and expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


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

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                                                          1 Year        3 Years
--------------------------------------------------------------------------------
Class I Shares                                             $111          $515
--------------------------------------------------------------------------------
Class II Shares                                            $136          $592
--------------------------------------------------------------------------------

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the period beginning with the date that the Fund began investing in accordance with its investment objectives on July 31, 2009 until September 30, 2009, the Fund's portfolio turnover rate was 41.71%, on a non-annualized basis, of the average value of its portfolio.

Principal Investment Strategy: The Fund invests, under normal market conditions, at least 80% of its assets in securities of companies headquartered outside the United States. The Fund may invest in foreign companies of any size, including small and mid capitalization companies, and in emerging market countries, in order to achieve its objective.

To achieve its investment objective, the Fund's portfolio managers seek to identify and make investments in foreign companies based on a multi-dimensional investment process. They consider a number of factors including growth, valuation, size, momentum, and beta. The Fund utilizes a core style with a modest growth tilt (growth at a reasonable price, or "GARP") over all capitalization ranges. The Fund seeks those stocks, sectors and countries with positive earnings surprises, sustainably high or increasing return on equity, and attractive valuations.

The investment process utilizes a combination of bottom-up investing and top-down asset allocation and is not benchmark constrained. Bottom-up investing utilizes techniques such as fundamental analysis to assess growth and value potential. In conducting fundamental analysis of companies that are being considered for purchase by the Fund, the management team will evaluate among other things, the financial condition and management of a company, its industry, stability of the country in which the company is headquartered and the interrelationship of these variables over time. As part of this evaluation, the Sub-Adviser may without limitation analyze financial data and other information sources and conduct company interviews.

Top-down asset allocation utilizes evaluations of, among other things, economic factors including country risk, sector trends within individual countries and regions, and currency impact.

Principal Risks of Investing in the Fund: Since it purchases equity securities, the Fund is subject to the risk that equity security prices will fall over short or extended periods of time. Price volatility is the principal risk of investing in the Fund. You could lose all or some of your investment in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

Investing in foreign securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund's investments.

The Fund may also invest in emerging market countries. Developing countries may impose restrictions on the Fund's ability to repatriate investment income or capital. Even if there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.


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

Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country.

The small and mid capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and midcap companies may have limited product lines, markets and financial resources, and may depend upon relatively small management groups. Therefore, small and midcap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

The Fund should only be purchased by investors seeking long-term growth of capital who can withstand the share price volatility of equity investing with a focus on global stocks.

Performance Information: The bar chart and performance table have been omitted because the Fund has not had a full calendar year of performance. The Fund intends to compare its performance to the Morgan Stanley Capital International EAFE Index (Europe, Australasia, and the Far East). Updated performance information is available at www.dundeewealthus.com or by calling 1-888-572-0968.

Investment Adviser: DundeeWealth US, LP, 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312.

Investment Sub-Adviser: JO Hambro Capital Management Ltd.

Portfolio Managers:

Christopher J.D. Lees, CFA                    Nudgem Richyal, CFA
Senior Fund Manager                           Fund Manager
JO Hambro Capital Management, Ltd.            JO Hambro Capital Management, Ltd.
Length of Service: Since 2008                 Length of Service: Since 2008

Purchasing, Selling and Exchanging Fund Shares: To purchase Class I Shares of the Fund for the first time, you must invest at least $100,000. To purchase Class II Shares of the Fund for the first time, you must invest at least $50,000. There is no minimum for subsequent investments.

You may purchase or redeem shares on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day").

Purchase and Redemption by Mail:
Regular Mail Address:                                Express Mail Address:
DundeeWealth Funds                                   DundeeWealth Funds
C/O PNC Global Investment                            C/O PNC Global Investment
  Servicing (U.S.) Inc.                                Servicing (U.S.) Inc.
P.O. Box 9679                                        101 Sabin Street
Providence, RI 02940-9679                            Pawtucket, RI 02860-1427

Purchase by Wire: To open an account by wire, first call 1-888-572-0968 for details. To add to an existing account, wire your money using the instructions set forth below (be sure to include the Fund name and your account number):

Wiring Instructions:

PNC Bank, Philadelphia, PA
ABA #031000053
A/C 8611724522
RE: DundeeWealth Funds
REF: JOHCM International Select Fund
FBO: [Shareholder Name and Account Number]


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

Redemption Fee: The Fund charges a redemption fee for any redemption or exchange within 90 days of purchase of shares of the Fund.

Dividends, Capital Gains, and Taxes: The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Additionally, you will recognize gain or loss when you redeem shares.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related service. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.


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